UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2008
ENCORE ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33676 (Commission File Number)	20-8456807 (IRS Employer Identification No.)

777 Main Street, Suite 1400, Fort Worth, Texas (Address of principal executive offices)	76102 (Zip Code)
Registrant’s telephone number, including area code: (817) 877-9955
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
     On July 15, 2008, Encore Energy Partners LP issued a press release announcing, among other things, its unaudited second quarter 2008 production volumes. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
The exhibit listed below is being furnished pursuant to Item 2.02 of this Form 8-K:
99.1	Press release dated July 15, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE ENERGY PARTNERS LP By: Encore Energy Partners GP LLC, its general partner
Date: July 15, 2008	By:	/s/ Andrea Hunter
Andrea Hunter
Vice President, Controller, and Principal Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

The exhibit listed below is being furnished pursuant to Item 2.02 of this Form 8-K.

99.1	Press release dated July 15, 2008.